UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 18, 2005

eCOST.COM, INC.

(Exact name of registrant as specified in its charter)

Delaware	Commission File Number:	33-0843777
(State or other jurisdiction of incorporation or organization)	000-50887	(IRS Employer Identification No.)

2555 West 190th Street, Suite 106, Torrance, California 90504

(Address of principal executive offices)

(310) 225-4044

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

eCOST.com, Inc. (the “Company”) has received a Nasdaq Staff Deficiency Letter dated November 18, 2005 indicating that, based on a review of the Company’s 10-Q for the quarterly period ended September 30, 2005, the Staff has determined that the Company is not currently in compliance with the minimum $10,000,000 stockholders’ equity requirement for continued listing on The Nasdaq National Market. The notice further states that, due to the Company’s failure to satisfy the minimum stockholders’ equity standard, the Staff is reviewing the Company’s eligibility for continued listing on The Nasdaq National Market. To facilitate this review, the Staff has requested that the Company submit a plan to achieve and sustain compliance with all Nasdaq National Market listing requirements, including the minimum stockholders’ equity standard.

As the Company has previously announced, on November 29, 2005, the Company and PFSweb, Inc. entered into a definitive merger agreement, pursuant to which the Company will become a wholly owned subsidiary of PFSweb and each outstanding share of the Company will be converted into one PFSweb common share, which will trade on the Nasdaq Capital Market. Accordingly, after the closing of the merger, the Company intends to delist its securities from The Nasdaq National Market. The Company currently anticipates that the merger will close in the first quarter of 2006.

The Company intends to notify the Staff of its intention to proceed with the proposed merger, and of the steps the Company intends to take in the event the merger is not consummated, which may include issuing additional equity or submitting an application to list its securities on The Nasdaq Capital Market.

A copy of the press release the Company will issue with respect to the delisting notice is attached as Exhibit 99.1 hereto and is hereby incorporated by reference.

ITEM 9.01	Financial Statements and Exhibits

(c)	Exhibits

Exhibit No.	Description
99.1	Press Release of eCOST.com, Inc., dated December 5, 2005.

This current report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements include eCOST.com’s expectations, hopes or intentions regarding the future, including but not limited to statements regarding eCOST.com’s agreement to merge with PFSweb and the anticipated closing date for such merger. Forward-looking statements involve risks and uncertainties and actual results may differ materially from those discussed in any such statement. Among the factors that could cause actual results to differ materially are the inability of eCOST.com and PFSweb to, among other things, obtain approval from their respective shareholders for the transaction. All forward-looking statements in this document are made as of the date hereof, based on information available to eCOST.com as of the date hereof, and eCOST.com assumes no obligation to update any forward-looking statement.

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SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

eCOST.COM, INC.
Date: December 5, 2005	By:	/s/ Adam W. Shaffer
Adam W. Shaffer
Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of eCOST.com, Inc., dated December 5, 2005.

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